FENIMORE ASSET MANAGEMENT TRUST
                                  (THE "TRUST")
                             384 NORTH GRAND STREET
                           COBLESKILL, NEW YORK 12043


                                                               March 5, 2002


Dear Shareholder:

           Please find enclosed proxy information for a special meeting of shareholders in the FAM Value Fund and the FAM Equity-Income Fund to be held on April 26, 2002. The purpose of the meeting is to ask shareholders to consider the following three proposals:

          (1)  the election of the seven current Trustees of the Trust;
          (2) changes to certain of the Trust's fundamental investment restrictions; and
          (3) the approval of PricewaterhouseCoopers LLP as the independent public accountants for the Trust.

           The changes to the Trust's investment policies you are being asked to approve will update them consistent with the current business environment. Our goal is to modernize our investment policies and provide the Funds' management with all the flexibility allowed by current regulations. We join many other mutual fund groups that have implemented similar updates in recent years. We want to assure you that these amendments will in no way indicate a departure from the disciplined and conservative approach to investing long held by Funds' management. Our investment decisions will always be guided by the prudent choices dictated by our value investment methodology.

           All of the proposals submitted to you have been unanimously approved by the Board of Trustees of FAM Funds.

           YOUR VOTE IS IMPORTANT. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN EACH PROXY CARD YOU HAVE RECEIVED TODAY. IF YOU HAVE QUESTIONS REGARDING ANY OF THE PROPOSALS OR NEED ASSISTANCE IN COMPLETING YOUR PROXY CARD, PLEASE CONTACT US AT (800) 932-3271.

Sincerely,


Thomas O. Putnam
President and Chairman of the Board

                         FENIMORE ASSET MANAGEMENT TRUST
                                 FAM VALUE FUND
                             FAM EQUITY INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Fenimore Asset Management Trust:

           Notice is hereby given that a Special Meeting of Shareholders of the Fenimore Asset Management Trust (the "Trust"), will be held on April 26, 2002, at 2:00 P.M. Eastern Time (the "Meeting"), in the offices of the Trust at 384 North Grand Street, Cobleskill, New York, 12043, for the purpose of considering and acting on the following matters:

          1.   To elect seven Trustees of the Trust;

          2. To approve the elimination or amendment of certain of the Trust's fundamental investment restrictions in order for the Trust to modernize its investment restrictions and increase its investment flexibility;

          3. To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2002; and

          4. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

           The close of business on February 28, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                                      By Order of the Trustees



                                                      JOSEPH A. BUCCI,
                                                      Secretary
           March 5, 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

---------------------------------------------------------------------- -------------------------------------------------------------
TO VOTE BY TELEPHONE:                                                  TO VOTE BY INTERNET:
---------------------------------------------------------------------- -------------------------------------------------------------

1)  Read the Proxy Statement and have your Proxy card at hand.         1)  Read the Proxy Statement and have your Proxy card at
                                                                           hand.
---------------------------------------------------------------------- -------------------------------------------------------------

2)  Call the 1-800 number that appears on your Proxy card.             2)  Go to the website, www.proxyvote.com
---------------------------------------------------------------------- -------------------------------------------------------------

3)  Enter the 12-digit control number set forth on the Proxy card      3)  Enter the 12-digit control number set forth on the Proxy
    and follow the simple instructions.                                    card and follow the simple instructions.
---------------------------------------------------------------------- -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                         Fenimore Asset Management Trust
                             384 North Grand Street
                           Cobleskill, New York 12043


                                 PROXY STATEMENT


                      FOR A SPECIAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION


           This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Fenimore Asset Management Trust, a Massachusetts business trust (the "Trust") comprised of two series, FAM Value Fund and FAM Equity Income Fund (each a "Fund"), to be used in connection with a Special Meeting of Shareholders of the Trust to be held on April 26, 2002. All persons who are shareholders of one or both of the Funds as of February 28, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement. The mailing address of the principal executive offices of the Trust is: 384 North Grand Street, Cobleskill, New York, 12043. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is March 5, 2002.

           Only shareholders of record of the Trust at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

           The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

           The Trust will furnish, without charge, a copy of the Trust's most recent annual report to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 932-3271. The annual report will be mailed to you by first-class mail within three business days of your request.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

           You are being asked to use the enclosed proxy to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified. Each of the nominees presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.


        NAME, AGE AND POSITION           YEAR OF ELECTION OR         PRINCIPAL OCCUPATION DURING THE
        WITH THE TRUST                       APPOINTMENT                     PAST FIVE YEARS
        ----------------------------------------------------------- -----------------------------------
        Thomas O. Putnam*                        1986               Chairman, Treasurer, Fenimore
        Age:  57                                                    Asset Management, Inc.,
        Chairman of the Board and                                   Cobleskill, New York
        President

        Joseph J. Bulmer                                            Retired President, Hudson Valley
        Age:  72                                                    Community College, Troy, New York
        Trustee                                  1996

        Fred "Chico" Lager                                          Consultant to emerging small
        Age:  47                                                    businesses and former President
        Trustee                                  1996               and Chief Executive Officer, Ben
                                                                    & Jerry's Homemade, Inc.



        NAME, AGE AND POSITION           YEAR OF ELECTION OR         PRINCIPAL OCCUPATION DURING THE
        WITH THE TRUST                       APPOINTMENT                     PAST FIVE YEARS
        ----------------------------------------------------------- -----------------------------------



        C. Richard Pogue                                            Retired Executive Vice President,
        Age: 65                                                     Investment Company Institute,
        Trustee                                  2000               trade association for the
                                                                    investment company industry,
                                                                    Washington, D.C.

        David A. Hughey                                             Retired Executive Vice President
        Age: 70                                                     and Chief
        Trustee                                                     Administrative Office, Morgan
                                                 2000               Stanley Investment Advisors,
                                                                    Inc., New York, New York; Former
                                                                    Director of The Piper Funds

        Joseph A. Bucci*                                            Controller, Fenimore Asset
        Age: 48                                  2000               Management, Inc., Cobleskill, NY
        Secretary, Treasurer and Trustee

        James H. Muller                                             Retired Partner, McGladrey and
        Age: 71                                                     Pullen LLP, Franklin Lakes, NJ
        Trustee                                  2001

--------------------
* Mr. Putnam and Mr. Bucci, by virtue of their employment with Fenimore Asset Management, Inc., the Trust's investment adviser, are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


           Trustees receiving a plurality vote shall be elected. This means that the seven nominees receiving the largest number of votes will be elected.

           During the fiscal year ended December 31, 2001, the Trustees held four Board meetings. All incumbent Trustees of the Trust attended at least 75% of the Board and committee meetings. The Trustees have established an audit committee and a nominating and corporate governance committee, each of which met during the fiscal year. The audit committee, which is composed of at least three of the Trust's Trustees who are not interested persons of the Trust ("Independent Trustees"), is currently composed of Messrs. Bulmer, Lager, Pogue, Hughey, and Muller. During 2001, the audit committee met once. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees;
(iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures.

           The nominating and corporate governance committee (i) recommends nominees to the full Board for election to the Board of Trustees; (ii) evaluates each candidate's qualifications for Board membership and his or her independence from the Trust's manager and other principal service providers; (iii) periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust's policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The nominating committee does not have a stated policy of considering nominees recommended by the Funds' shareholders. During 2001, the nominating committee, composed of the Independent Trustees, Messrs. Bulmer, Lager, Pogue, Hughey, and Muller, met once. The Board does not currently have a separate compensation committee; such matters are considered by the nominating and corporate governance committee.

           As of the Record Date, neither the foregoing Trustee nominees individually nor Trustees and officers of the Trust as a whole owned beneficially more than 1% of the outstanding Shares of the Trust or of any series of the Trust.

           The following table sets forth information regarding all compensation paid by the Trust to its Trustees who are nominees for election for their services as trustees during the fiscal year ended December 31, 2001. The Trust has no pension or retirement plans.



                                                            COMPENSATION TABLE

                                                                                                            TOTAL
       NAME AND POSITION                                     AGGREGATE COMPENSATION FROM THE      COMPENSATION FROM THE FUND
       WITH THE TRUST                                                     TRUST                            COMPLEX*
       ---------------------------------------------------- ----------------------------------- -------------------------------
       Thomas O. Putnam**.................................             $0                                  $0
       Trustee
       Joseph J. Bulmer...................................             $10,500                             $10,500
       Trustee
       Fred Lager.........................................             $10,000                             $10,000
       Trustee
       C. Richard Pogue ..................................             $10,000                             $10,000
       Trustee
       David A. Hughey....................................             $11,000                             $11,000
       Trustee
       Joseph A. Bucci**..................................             $0                                  $0
       Trustee
       James H. Muller ...................................             $9,400                              $9,400
       Trustee

       --------------------
       * The Fund Complex consists only of the two separate series in the Trust.
       ** Mr. Putnam and Mr. Bucci are each considered to be "interested persons" of the Trust and therefore they are not compensated for their services as Trustees.

                               EXECUTIVE OFFICERS

           The following table sets forth certain information with respect to the executive officers of the Trust:

       NAME, AGE AND POSITION                YEAR OF ELECTION OR APPOINTMENT
       WITH THE TRUST                                                                   PRINCIPAL OCCUPATION
       ------------------------------------ ---------------------------------- ----------------------------------------
       Thomas O. Putnam                                   1986                 Chairman and Treasurer
       Age: 57                                                                 Fenimore Asset Management, Inc.
       Chairman of the Board and President
       Joseph A. Bucci                                                         Controller
       Age: 48                                                                 Fenimore Asset Management, Inc.
       Secretary, Treasurer and Trustee                   2000

           The President, Treasurer and the Secretary hold their respective offices until a successor is duly elected and qualified. None of the officers of the Trust receive compensation from the Trust.


INVESTMENT ADVISER

           Fenimore Asset Management, Inc. ("Adviser"), 384 North Grand Street, Cobleskill, New York 12043 serves as investment adviser to FAM Value Fund and FAM Equity Income Fund.

DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT


           Fenimore Securities, Inc. ("Distributor") serves as distributor of the shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to Fund shares. FAM Shareholder Services, Inc. serves as the shareholder servicing agent to each of the Funds pursuant to a Shareholder Services Agreement with the Trust. Both the Distributor and FAM Shareholder Services, Inc. are located at 384 North Grand Street, Cobleskill, New York 12043 and are affiliates of Fenimore Asset Management, Inc.


           Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the majority shareholder of Fenimore Asset Management, Inc. and sole shareholder of Fenimore Securities, Inc. and FAM Shareholder Services, Inc.


           THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 2

                   APPROVAL OF CHANGES IN CERTAIN FUNDAMENTAL
                      INVESTMENT RESTRICTIONS FOR THE TRUST

           The Investment Company Act of 1940 requires all mutual funds, including the Trust, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund's outstanding voting securities. Upon the recommendation of management of the Funds, the Trustees have reviewed the Trust's current fundamental investment restrictions and have recommended that several of the fundamental policies be eliminated or amended in order to increase the investment flexibility of the Trust and to simplify and modernize the restrictions to conform with recent changes in the law.

           For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Trust were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Trust's other investment restrictions are more restrictive than the 1940 Act would require. As a result, certain changes are proposed in order to preserve the ability of the Trust to respond to favorable future legal, regulatory, market or technical changes.

           While the increased flexibility may mean that the Funds will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in each of the Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Funds' management.

           Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below.

PROPOSAL 2.A -- INVESTMENT IN COMMODITIES, RESTRICTED SECURITIES AND CERTAIN DEVELOPMENT PROGRAMS

           To amend the investment restriction that currently provides that each Fund may not:

           Invest in commodities or commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs.

           If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund may not:

           Invest in commodities or commodity contracts, except options, futures contracts and options on futures contracts.

           The current restriction prohibits, among other things, the Funds from investing in commodities or commodity contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit each Fund to purchase and sell options, futures contracts and options on futures contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

           To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds' view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

           To the extent that the restriction also prohibits the Funds from investing in restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs, the Trustees propose that such provisions be eliminated. These restrictions were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, they are no longer required.

           In the event that this Proposal 2.A is approved, the Funds would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Management of the Funds, however, does not currently anticipate acting on any such increased investment authority with respect to these particular types of investments.

PROPOSAL 2.B -- BORROWING MONEY
           To amend the investment restriction that currently provides that each Fund may not:

           Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

           If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund may not:

           Borrow money, except in an amount not to exceed 33 1/3% of the value of the Fund's total assets at the time of borrowing or such other percentage permitted by law.

           The Trust's current restriction on borrowing limits the amount each Fund may borrow to 5% of its assets and only then as a temporary measure. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Trust's investment restriction is more restrictive than current law, the proposed change would give the Funds' investment adviser maximum flexibility in managing each Fund's assets.

           In the event that this Proposal 2.B is approved, the Funds would have greater borrowing authority than they currently have. Should the Funds choose in the future to borrow amounts in excess of what they currently borrow under the present investment restriction, the volatility of the Funds' net asset value may increase. Additionally, money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

PROPOSAL 2.C -- INVESTMENTS IN OTHER INVESTMENT COMPANIES
           To eliminate the investment restriction that currently provides that each Fund may not:

           Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of Fund assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

           This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, each Fund would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act, which are currently similar to the limitations imposed by the existing restriction.

           To the extent that the Funds do invest in the shares of other investment companies, they will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds.

PROPOSAL 2.D -- INVESTMENTS IN "UNSEASONED" COMPANIES
           To eliminate the investment restriction that currently provides that each Fund may not:

           Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.

           The restriction on investing in companies who have been in business for less than 3 years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

           Investments in the shares of issuers that do not have operating histories longer than 3 years may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

PROPOSAL 2.E -- INVESTMENTS IN SECURITIES WITH NO QUOTED MARKET
           To eliminate the investment restriction that currently provides that each Fund may not:

           Invest or deal in securities which do not have quoted markets.

           The restriction on investing in a security with no quoted market is not a mandatory or required investment restriction. As a result, this restriction is not applicable and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions. Such securities will be valued in accordance with each Fund's valuation procedures which are overseen by the Board of Trustees.

           Investment in the shares of issuers that do not have quoted markets may involve certain risks. Such issuers generally do not have financial and similar information about them readily available to the same extent that issuers having quoted markets have available to investors. Such a lack of financial and related data may cause such issuer's shares to experience greater market volatility.

PROPOSAL 2.F -- INVESTMENTS FOR EXERCISING CONTROL OVER THE ISSUER
           To eliminate the investment restriction that currently provides that each Fund may not:

           Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

           The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

           The Funds would remain subject to applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Management of the Funds does not anticipate making investments that are for the purposes of obtaining or exercising voting control over any issuer.

PROPOSAL 2.G -- SELLING SECURITIES SHORT
           To eliminate the investment restriction that currently provides that each Fund may not:

           Sell securities short.

           The restriction on selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

           The Funds would remain subject to applicable provisions of the 1940 Act relating to short-sale transactions. Short-sale transactions occur when a Fund sells a borrowed security and agrees to return the same security to the lender. Generally, consistent with the 1940 Act, the Funds would be permitted only to engage in short-sale transactions "against the box," in which case a Fund owns or has the right to obtain securities identical to those sold short.

PROPOSAL 2.H -- LENDING AND ISSUING SENIOR SECURITIES
           To amend the investment restriction that currently provides that each Fund may not:

           Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

           If the proposed amendment is approved by the shareholders, the investment restrictions would read that each Fund may not:

           Make loans to others, except that each Fund may lend portfolio securities so long as no such loan is made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets. For these purposes the purchase of publicly distributed indebtedness is excluded and not considered to be making a loan.

           Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by SEC exemptive order, or by the Commission.

           Currently the Funds are prohibited from making loans and issuing senior securities. The first proposal with regard to this investment restriction is, for clarity purposes, to break apart these restrictions into two separate investment restrictions, with additional amendments to each as further described below.

           The proposal would also amend the restriction on making loans to permit each Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. However, the SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The proposed amendment would allow each Fund to take full advantage of this policy.

           With regard to the prohibition on issuing senior securities, the 1940 Act allows senior securities to be issued in limited circumstances. Should the Funds engage in activities that could be viewed as issuing senior securities, they may be subject to additional costs and risks. These costs could reduce a Fund's total return. In addition, similar to the risks associated with borrowing, discussed above, each Fund could experience increased risks due to the effects of leveraging. While the proposed language recognizes that the Funds may in the future benefit from issuing senior securities and preserves the Funds' ability to do so, the Funds do not presently contemplate issuing such securities.

           The Trustees have concluded that the proposed amendments to the investment restrictions will benefit each Fund and its shareholders. If any of the proposed amendments to the investment restrictions are not approved, such investment restrictions will remain unchanged and in effect.

           A fundamental investment restriction may be changed only with the approval of a majority of each Fund's outstanding voting securities. A "majority of outstanding voting securities" of a Fund, as defined in the 1940 Act, and for purposes of these proposals, means the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or
(b) more than 50% of outstanding shares of a Fund entitled to vote at the Meeting.

           THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELIMINATION OR AMENDMENT OF CERTAIN INVESTMENT RESTRICTIONS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 3

                          RATIFICATION OF THE SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

           PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as independent public accountants for the Trust. In order to comply with certain provisions of the 1940 Act regarding the selection and ratification of a mutual fund's independent public accountants, the Trustees are now seeking shareholder ratification of the Board's previous selection of PricewaterhouseCoopers LLP as independent public accountants for the Trust for the fiscal year ending December 31, 2002.

           Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Trust. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Trust's Audit Committee that they are independent accountants with respect to the Funds. The fees paid to PricewaterhouseCoopers LLP for the Trust's most recent fiscal year are detailed below.

           AUDIT FEES. For the fiscal year ended December 31, 2001, the approximate fee for professional services rendered for the audit of annual financial statements for each Fund was as follows:

                 FAM Value Fund                            $26,750
                 FAM Equity-Income Fund                    $12,000

           FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP rendered no services for the design or implementation of any financial information system for the Trust, the Adviser, or the Distributor.

           ALL OTHER FEES. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $21,000 for tax-related services rendered to the Trust, as well as for auditing and other services rendered to the Adviser and Distributor.

           Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises.

           The ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the Trust's outstanding voting securities, which, for purposes of this proposal, means the lesser of (a) 67% or more of the shares of the Trust present at the Meeting if the owners of more than 50% of the shares of the Trust entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of outstanding shares of the Trust entitled to vote at the Meeting.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF
THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AND ANY SIGNED BUT UNMARKED PROXIES
                               WILL BE SO VOTED.

                     FURTHER INFORMATION REGARDING THE TRUST

           The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:

                                                               SHARES
           FUND                                             OUTSTANDING
           ------------------------------------- -------------------------------
           FAM Value Fund                                  14,465,518
           FAM Equity Income Fund                           2,250,133

           Each whole Share of a fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

           The following table sets forth certain information as of February 28, 2002 for each of the Funds with respect to each person or group known by the Trust to be the beneficial or record owner of more than 5% of any Fund's outstanding voting securities:

                                   NAME AND ADDRESS          AMOUNT OF RECORD OR
  FUND                           OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP    PERCENT OF CLASS
  -------------------------- --------------------------- ------------------------- ------------------
  FAM Value Fund             Charles Schwab & Co., Inc.            3,975,440            27.48%
                             101 Montgomery Street                 shares
                             San Francisco, CA 94104

                             National Financial Services           1,263,466             8.73%
                             PO Box 3908 Church Street             shares
                             New York, NY 10008

  FAM Equity Income Fund     National Financial Services           1,115,801            49.50%
                             PO Box 3908 Church Street             shares
                             New York, NY 10008

                             Charles Schwab & Co., Inc.              207,950             9.23%
                             101 Montgomery Street                   shares
                             San Francisco, CA 94104

                             Trust Company of America                168,163             7.46%
                             PO Box 6503                             shares
                             Englewood, CO 80155

                             ADDITIONAL INFORMATION


           With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, (i) a majority of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast and abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 2 and 3, for which the required vote is a percentage of the shares present or outstanding.

           The Trust will bear all costs associated with the solicitation of proxies from the Trust's Shareholders.

           Any shareholder proposal intended to be presented at any future Meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.


                                                  By Order of the Trustees



                                                  JOSEPH A. BUCCI, Secretary



March 5, 2002

                         FENIMORE ASSET MANAGEMENT TRUST

                                 FAM VALUE FUND

                             FAM EQUITY INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 26, 2002

           The undersigned hereby appoints Joseph Bucci, Monte Thompson and Peter Sweetser, or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of FAM Value Fund or Fenimore Equity Income Fund, as applicable, (the "Funds") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on April 26, 2002, at 384 North Grand Street, Cobleskill, New York 12043 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUNDS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2 AND 3:



---------------------------------------------------- -------- ---------------
PROPOSAL 1 :                                                    WITHHOLD
----------- -
TO APPROVE THE ELECTION OF TRUSTEES.                    FOR     AUTHORITY
---------------------------------------------------- -------- ---------------

TO VOTE FOR ALL NOMINEES CHECK THIS BOX: [ ]

TO WITHHOLD YOUR VOTE FOR A PARTICULAR NOMINEE(S),
MARK THE BOXES BELOW:
      (1) THOMAS O. PUTNAM                                         [ ]
      (2) JOSEPH J. BULMER                                         [ ]
      (3) FRED "CHICO" LAGER                                       [ ]
      (4) C. RICHARD POGUE                                         [ ]
      (5) DAVID A. HUGHEY                                          [ ]
      (6) JOSEPH A. BUCCI                                          [ ]
      (7) JAMES H. MULLER                                          [ ]
---------------------------------------------------- -------- ---------------


PROPOSAL 2:                                                                           FOR            AGAINST           ABSTAIN
---------- -
TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.
------------------------------------------------------------------------------------------------------------------------------------
IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS LETTERED (A) TO (H), CHECK
THIS BOX:                                                                             [ ]                                [ ]

IF YOU WISH TO VOTE ON THE FOLLOWING PROPOSALS LETTERED (A) TO (H) INDIVIDUALLY,
VOTE BELOW:

    (A)  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING                    [ ]              [ ]               [ ]
         INVESTMENTS IN COMMODITIES, COMMODITY CONTRACTS, RESTRICTED
         SECURITIES, MORTGAGES, OR IN OIL, GAS, MINERAL OR OTHER DEVELOPMENT
    (B)  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING
         MONEY
    (C)  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         INVESTMENT COMPANY SECURITIES                                                [ ]              [ ]               [ ]
    (D)  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         INVESTMENT IN COMPANIES THAT HAVE BEEN IN BUSINESS FOR LESS THAN 3           [ ]              [ ]               [ ]
         YEARS
    (E)  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         INVESTMENT IN SECURITIES THAT HAVE NO QUOTED MARKET                          [ ]              [ ]               [ ]
    (F)  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         INVESTMENTS FOR CONTROL
                                                                                      [ ]              [ ]               [ ]
    (G)  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         SELLING SECURITIES SHORT
                                                                                      [ ]              [ ]               [ ]
    (H)  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING
         AND ISSUING SENIOR SECURITIES
                                                                                      [ ]              [ ]               [ ]


                                                                                      [ ]              [ ]               [ ]
--------------------------------------------------------------------------------------- ------------- ------------------ -----------


--------------------------------------------------------------------------------------- ------------- ------------------ -----------
PROPOSAL 3:                                                                                 FOR            AGAINST           ABSTAIN
---------- -
RATIFICATION  OF THE SELECTION OF  PRICEWATERHOUSECOOPERS  LLP AS  INDEPENDENT  PUBLIC
ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.
--------------------------------------------------------------------------------------- ------------- ------------------ -----------
PROPOSAL #4 :
TO RATIFY THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS CHECK THIS BOX:
                                                                                            [ ]              [ ]               [ ]
--------------------------------------------------------------------------------------- ------------- ------------------ -----------

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR PROPOSALS 2 AND 3.


           Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                   Dated _____________________


                                   -------------------------------------
                                   Name of Shareholder(s)-- Please print or type

                                   -------------------------------------
                                   Signature(s) of Shareholder(s)

                                   -------------------------------------
                                   Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.